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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

             Current Report Filed Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 Date of Report
                (Date of earliest event reported): March 20, 2003

                            Sterling Chemicals, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                       000-50132             76-0502785
 (State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                          1200 Smith Street, Suite 1900
                            Houston, Texas 77002-4312
                              (Address of principal
                                executive offices
                                  and zip code)

                                 (713) 650-3700
              (Registrant's telephone number, including area code)

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Item 7.  Exhibits

Exhibit 99.1   --  Monthly Operating Report for Sterling Chemicals, Inc. for
                   February 2003.
Exhibit 99.2   --  Monthly Operating Report for Sterling Chemicals Energy, Inc.
                   for February 2003.

Item 9. Regulation FD Disclosure

      On March 20, 2003, Sterling Chemicals, Inc. and its subsidiary Sterling Chemicals Energy, Inc. filed Monthly Operating Reports with the United States Bankruptcy Court for the Southern District of Texas, Houston Division, in Houston, Texas (the "Bankruptcy Court"). Copies of the Monthly Operating Reports are filed herewith as Exhibits and contain unaudited financial information that is subject to future reconciliations and adjustments that may materially affect stockholders' equity (deficit).

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STERLING CHEMICALS, INC.

Date:  March 20, 2003

                                   By: /s/  RICHARD K. CRUMP
                                       -----------------------------------------
                                       Richard K. Crump, Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit 99.1  --  Monthly Operating Report for Sterling Chemicals, Inc. for
                  February 2003.
Exhibit 99.2  --  Monthly Operating Report for Sterling Chemicals Energy, Inc.
                  for February 2003.